Exhibit 99.1
Cardlytics Announces First Quarter 2024 Financial Results
Atlanta, GA – May 8, 2024 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the first quarter ended March 31, 2024.
“Our results in the first quarter reflect the progress we have made at delivering more value to both consumers and our advertising partners,” said Karim Temsamani, CEO of Cardlytics. “We are driving deeper engagement in the form of higher redemptions, demonstrating that our investments are working, and signaling the potential for higher billings growth in the future.”
"Q1 was a good start to the year. We are seeing strong momentum in our international business and are making progress on our longer-term initiatives,”said Alexis DeSieno, CFO of Cardlytics. “Adjusted contribution, which reflects the money we keep after paying out rewards and partner share, grew 27% excluding Entertainment, and we delivered another quarter of positive Adjusted EBITDA, in addition to making material improvement to our balance sheet.”
First Quarter 2024 Financial Results
•Revenue was $67.6 million, an increase of 5% year-over-year, or 8% excluding Entertainment.
•Billings, a non-GAAP metric, was $105.2 million, an increase of 10% year-over-year, or 12% excluding Entertainment.
•Adjusted Contribution, a non-GAAP metric, was $37.1 million, an increase of 20% year-over-year, or 27% excluding Entertainment.
•Net Loss was $(24.3) million, or $(0.56) per diluted share, based on 43.2 million fully diluted weighted-average common shares, compared to a Net Income of $13.6 million, or $0.40 per diluted share, based on 36.7 million fully diluted weighted-average common shares in the first quarter of 2023.
•Adjusted EBITDA, a non-GAAP metric, was a gain of $0.2 million compared to a loss of $(6.1) million in the first quarter of 2023.
•Adjusted Net Loss was $(4.1) million, or $(0.09) per diluted share, based on 43.2 million fully diluted weighted-average common shares, compared to Adjusted Net Loss of $(9.2) million, or $(0.25) per diluted share, based on 36.7 million fully diluted weighted-average common shares in the first quarter of 2023.
•Net cash used in operating activities was $(17.6) million, a decrease of $7.6 million compared to net cash used in operating activities of $(10.1) million in the first quarter of 2023.
•Free Cash Flow, a non-GAAP metric, was $(22.4) million, a decrease of $9.5 million compared to $(12.9) million in the first quarter of 2023.
Key Metrics
•Cardlytics MAUs were 168.5 million, an increase of 7% year-over-year, compared to 158.1 million in the first quarter of 2023.
•Cardlytics ARPU was $0.40 compared to $0.41 in the first quarter of 2023.
Definitions of MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics."

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,
	2024	2023	2023 Results Excluding Entertainment(2)	Change %	Change % Excluding Entertainment(2)
Billings(1)	$105,216	$95,626	$93,876	10.0%	12.1%
Consumer Incentives	37,608	31,295	31,295	20.2%	20.2%
Revenue	67,608	64,331	62,581	5.1%	8.0%
Partner Share and other third-party costs	30,543	33,384	33,358	(8.5)%	(8.4)%
Adjusted Contribution(1)	37,065	30,947	29,223	19.8%	26.8%
Delivery costs	6,173	6,424	6,424	(3.9)%	(3.9)%
Gross Profit	$30,892	$24,523	$22,799	26.0%	35.5%
Net (Loss) Income	$(24,275)	$13,608	$14,751	n/a	n/a
Adjusted EBITDA(1)	$226	$(6,091)	$(5,639)	n/a	n/a

Adjusted Contribution
% of Billings	35.2%	32.4%	31.1%
% of Revenue	54.8%	48.1%	46.7%
Adjusted EBITDA
% of Billings	0.2%	(6.4)%	(6.0)%
% of Revenue	0.3%	(9.5)%	(9.0)%
(1)Billings, Adjusted Contribution and Adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA."
(2)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Second Quarter 2024 Financial Expectations
Cardlytics anticipates Billings, Revenue, Adjusted Contribution and Adjusted EBITDA to be in the following ranges (in millions, except for percentage change rates):

	Q2 2024 Guidance	YoY Change %	YoY Change % Excluding Entertainment(3)
Billings(1)	$115.0 - $126.0	5% - 15%	7% - 17%
Revenue	$73.0 - $81.0	(5%) - 6%	(3%) - 8%
Adjusted Contribution(2)	$40.0 - $45.0	7% - 20%	12% - 25%
Adjusted EBITDA(2)	($3.0) - $1.0	$1.1 - $5.1	$0.8 - $4.8
(1)A reconciliation of Billings to GAAP Revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of Adjusted Contribution to GAAP Gross Profit and a reconciliation of Adjusted EBITDA to Net (Loss) Income on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
(3)The column excludes results from the Entertainment business. We sold and transferred substantially all of the assets of Entertainment in December 2023.
Earnings Teleconference Information
Cardlytics will discuss its first quarter 2024 financial results during a live audio webcast today, May 8, 2024, at 5:00 PM ET / 2:00 PM PT. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.

About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, Los Angeles, New York, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, the potential for higher Billings growth in the future and our financial guidance for the second quarter of 2024. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FI partners; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 8, 2024 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss, Adjusted Net Loss per share and Free Cash Flow, as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Billings, Adjusted Contribution, Adjusted EBITDA, Adjusted Net Loss and Adjusted Net Loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform Billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP Revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform Billings is the same as Bridg platform GAAP Revenue. Adjusted Contribution measures the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted Contribution demonstrates how incremental Revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted Contribution is calculated by taking our total Revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted Contribution does not take into account all costs associated with generating Revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA represents our Net (Loss) Income before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency loss (gain); acquisition, integration and divestiture costs; and change in contingent consideration; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; income tax benefit; and deferred implementation costs. Adjusted Net Loss represents our Net (Loss) Income before stock-based compensation expense; foreign currency loss (gain); acquisition, integration and divestiture costs; amortization of acquired intangibles; and change in contingent consideration; and, in applicable periods, certain other income and expense items, such as impairment of goodwill and intangible assets; loss on divestiture; restructuring and reduction of force; and income tax benefit. We define Adjusted Net Loss per share as Adjusted Net Loss divided by our weighted-average common shares outstanding, diluted. We define Free Cash Flow as net cash used in operating activities, plus acquisition of property and equipment and capitalized software development costs and, in applicable periods, acquisition of patents. We believe free cash flow is useful to measure the funds generated in a given period that are available for distribution or to sustain the business. We believe this supplemental information enhances stockholders' ability to evaluate our performance.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$97,766	$91,830
Accounts receivable and contract assets, net	105,164	120,622
Other receivables	5,834	5,379
Prepaid expenses and other assets	9,491	6,097
Total current assets	218,255	223,928
Long-term assets:
Property and equipment, net	2,906	3,323
Right-of-use assets under operating leases, net	8,342	7,310
Intangible assets, net	32,218	35,003
Goodwill	277,202	277,202
Capitalized software development costs, net	27,005	24,643
Other long-term assets, net	3,023	2,735
Total assets	$568,951	$574,144
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,974	$4,425
Accrued liabilities:
Accrued compensation	8,091	11,662
Accrued expenses	4,317	9,587
Partner Share liability	35,536	48,867
Consumer Incentive liability	43,964	52,678
Deferred revenue	1,994	2,405
Current operating lease liabilities	2,079	2,127
Current contingent consideration	2,595	39,398
Total current liabilities	102,550	171,149
Long-term liabilities:
Convertible senior notes, net	227,870	227,504
Long-term operating lease liabilities	7,652	6,391
Long-term deferred revenue	51	67
Long-term debt	30,024	30,073
Long-term contingent consideration	1,667	4,162
Total liabilities	$369,814	$439,346
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized, 48,174 and 39,728 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	$9	$9
Additional paid-in capital	1,331,628	1,243,594
Accumulated other comprehensive income	3,047	2,467
Accumulated deficit	(1,135,547)	(1,111,272)
Total stockholders’ equity	199,137	134,798
Total liabilities and stockholders’ equity	$568,951	$574,144

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Revenue	$67,608	$64,331
Costs and expenses:
Partner Share and other third-party costs	30,543	33,384
Delivery costs	6,173	6,424
Sales and marketing expense	14,118	13,948
Research and development expense	13,048	11,564
General and administration expense	14,485	13,070
Acquisition, integration and divestiture cost	—	1,723
Change in contingent consideration	5,817	(34,584)
Depreciation and amortization expense	6,250	6,575
Total costs and expenses	90,434	52,104
Operating (Loss) Income	(22,826)	12,227
Other expense (income):
Interest expense, net	(819)	(8)
Foreign currency (loss) gain	(630)	1,389
Total other (expense) income	(1,449)	1,381
(Loss) Income before income taxes	(24,275)	13,608
Net (Loss) Income	$(24,275)	$13,608
Net (Loss) Income per share, basic	$(0.56)	$0.41
Net (Loss) Income per share, diluted	$(0.56)	$0.40
Weighted-average common shares outstanding, basic	43,248	33,595
Weighted-average common shares outstanding, diluted	43,248	36,727

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Delivery costs	$643	$568
Sales and marketing expense	3,141	3,053
Research and development expense	3,950	4,085
General and administration expense	3,251	262
Total stock-based compensation expense	$10,985	$7,968

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Operating activities
Net (Loss) Income	$(24,275)	$13,608
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense (gain)	1,570	(246)
Depreciation and amortization	6,250	6,575
Amortization of financing costs charged to interest expense	445	407
Amortization of right-of-use assets	549	1,235
Stock-based compensation expense	10,985	7,968
Change in contingent consideration	5,817	(34,584)
Other non-cash expense (income), net	667	(905)
Change in operating assets and liabilities:
Accounts receivable	13,323	21,405
Prepaid expenses and other assets	(3,450)	(369)
Accounts payable	125	(1,691)
Other accrued expenses	(7,634)	(3,136)
Partner Share liability	(13,291)	(9,701)
Consumer Incentive liability	(8,698)	(10,630)
Net cash used in operating activities	(17,617)	(10,064)
Investing activities
Acquisition of property and equipment	(651)	(360)
Capitalized software development costs	(4,096)	(2,442)
Net cash used in investing activities	(4,747)	(2,802)
Financing activities
Proceeds from issuance of debt	—	30,000
Settlement of contingent consideration	(20,074)	—
Principal payments of debt	—	(4)
Proceeds from issuance of common stock	48,634	—
Deferred financing costs	(239)	(15)
Net cash provided by financing activities	28,321	29,981
Effect of exchange rates on cash, cash equivalents and restricted cash	(21)	176
Net increase in cash, cash equivalents and restricted cash	5,936	17,291
Cash, cash equivalents, and restricted cash — Beginning of period	91,830	121,985
Cash, cash equivalents, and restricted cash — End of period	$97,766	$139,276

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Consolidated
Revenue	$67,608	$64,331
Plus:
Consumer Incentives	37,608	31,295
Billings	$105,216	$95,626
Cardlytics platform
Revenue	$62,233	$59,030
Plus:
Consumer Incentives	37,608	31,295
Billings	$99,841	$90,325
Bridg platform
Revenue	$5,375	$5,301
Plus:
Consumer Incentives	—	—
Billings	$5,375	$5,301

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Consolidated
Revenue	$67,608	$64,331
Minus:
Partner Share and other third-party costs	30,543	33,384
Delivery costs(1)	6,173	6,424
Gross Profit	30,892	24,523
Plus:
Delivery costs(1)	6,173	6,424
Adjusted Contribution	$37,065	$30,947
Cardlytics platform
Revenue	$62,233	$59,030
Minus:
Partner Share and other third-party costs	30,412	33,175
Delivery costs(1)	4,723	4,693
Gross Profit	27,098	21,162
Plus:
Delivery costs(1)	4,723	4,693
Adjusted Contribution	$31,821	$25,855
Bridg platform
Revenue	$5,375	$5,301
Minus:
Partner Share and other third-party costs	131	209
Delivery costs(1)	1,450	1,731
Gross Profit	3,794	3,361
Plus:
Delivery costs(1)	1,450	1,731
Adjusted Contribution	$5,244	$5,092
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.6 million for each of the three months ended March 31, 2024 and 2023.
CARDLYTICS, INC.
RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Net (Loss) Income	$(24,275)	$13,608
Plus:
Interest expense, net	819	8
Depreciation and amortization	6,250	6,575
Stock-based compensation expense	10,985	7,968
Foreign currency loss (gain)	630	(1,389)
Acquisition, integration and divestiture cost	—	1,723
Change in contingent consideration	5,817	(34,584)
Adjusted EBITDA	$226	$(6,091)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Consolidated
Adjusted Contribution	$37,065	$30,947
Minus:
Delivery costs	6,173	6,424
Sales and marketing expense	14,118	13,948
Research and development expense	13,048	11,564
General and administration expense	14,485	13,070
Stock-based compensation expense	(10,985)	(7,968)
Adjusted EBITDA	$226	$(6,091)
Cardlytics platform
Adjusted Contribution	$31,821	$25,855
Minus:
Delivery costs	4,723	4,693
Sales and marketing expense	11,414	11,547
Research and development expense	11,115	10,327
General and administration expense	13,427	13,330
Stock-based compensation expense	(9,779)	(8,103)
Adjusted EBITDA	$921	$(5,939)
Bridg platform
Adjusted Contribution	$5,244	$5,092
Minus:
Delivery costs	1,450	1,731
Sales and marketing expense	2,704	2,401
Research and development expense	1,933	1,237
General and administration expense	1,058	(260)
Stock-based compensation expense	(1,206)	135
Adjusted EBITDA	$(695)	$(152)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET (LOSS) INCOME TO ADJUSTED NET LOSS
AND ADJUSTED NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Net (Loss) Income	$(24,275)	$13,608
Plus:
Stock-based compensation expense	10,985	7,968
Foreign currency loss (gain)	630	(1,389)
Acquisition, integration and divestiture costs	—	1,723
Amortization of acquired intangibles	2,789	3,458
Change in contingent consideration	5,817	(34,584)
Adjusted Net Loss	$(4,054)	$(9,216)
Weighted-average number of shares of common stock used in computing Adjusted Net Loss per share:
Weighted-average common shares outstanding, diluted	43,248	36,727
Adjusted Net Loss per share, diluted	$(0.09)	$(0.25)

CARDLYTICS, INC.
RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2024	2023
Net cash used in operating activities	$(17,617)	$(10,064)
Plus:
Acquisition of property and equipment	(651)	(360)
Capitalized software development costs	(4,096)	(2,442)
Free Cash Flow	$(22,364)	$(12,866)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q2 2024
Revenue	$73.0 - $81.0
Plus:
Consumer Incentives	$42.0 - $45.0
Billings	$115.0 - $126.0

Contacts:

Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com